EXHIBIT 32.1



                                Certification of
                            American River Bankshares
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
   regarding Quarterly Report on Form 10-Q for the quarter ended June 30, 2004


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American River Bankshares, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Dated:  August 9, 2004        By: /s/ DAVID T. TABER
                                           -------------------------------------
                                           David T. Taber
                                           President and Chief Executive Officer

         Dated: August 9, 2004         By: /s/ MITCHELL A. DERENZO
                                           -------------------------------------
                                           Mitchell A. Derenzo
                                           Executive Vice President and
                                           Chief Financial Officer



         A signed original of this written statement required by Section 906 has been provided to American River Bankshares and will be retained by American River Bankshares and furnished to the Securities and Exchange Commission or its staff upon request.

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